                                                                   Exhibit 10.11



           FIRST AMENDMENT TO THE LEASE BETWEEN REAL ALCHEMY I, L.P.
            ("LANDLORD") AND MIDWAY ENTERTAINMENT, LTD. ("TENANT")



The Basic Lease Information is amended to read:

MINIMUM RENT

The minimum monthly rental is $11,867.63 ($13.50 per square foot) with a $1.50 expense stop for the month of January 1996.

Effective February 1, 1996 rent will be as follows:

Monthly rental for space                                            $11,867.63
Monthly rental for additional parking lot use                         3,000.00
                                                                    ----------
Total monthly rent                                                  $14,867.63

APPROXIMATE FLOOR AREA OF THE PREMISES:

10,549 SQUARE FEET.  (includes the cooler area)



Landlord: /s/ Stephen P. Hartnett                                   2/20/96
         -----------------------------------------                  -------
     Real Alchemy I, L.P. a Texas Limited Partnership                 Date
     by Stephen P. Hartnett, President
     Energy Alchemy, Inc., General Partner



Tenant: /s/ Paul R. Guernsey                                        2/20/96
        ------------------------------------------                  -------
     Midway Entertainment, Ltd., a Texas                              Date
     Limited Partnership
     by Paul R. Guernsey, Vice President
     Fox & Hound II, Inc., General Partner